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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2000

                      ADVANCED TECHNOLOGY INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)

         DELAWARE                        0-23761                33-0751685
(State or other jurisdiction           (Commission             (IRS Employer
    of incorporation)                  file number)          Identification No.)

Taubenstrasse 20, D-10117, Berlin, Germany                          10117
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(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code:           011 49 30 201 7780
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          (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS
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         On October 26, 2000 the Board of Directors of registrant adopted the
Advanced Technology Industries, Inc. 2000 Stock Option Plan ("Plan"). On that date the Board, which is the Plan Administrator under the Plan, awarded employees of the registrant, including officers, incentive stock options to purchase 470,000 shares of the $.0001 common stock of registrant. In addition, consultants and advisors were awarded non-qualified stock options to purchase a total of 615,000 shares. All of the options have an exercise price of $.343 per share which was the closing price of the stock on October 25, 2000. A copy of the Plan is filed as an exhibit to this report.

         In addition, the Board terminated the 1996 Stock Option Plan. No options had been granted under this plan.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

         (c) Exhibits.

                  10.14. Advanced Technology Industries, Inc. 2000 Stock Option Plan.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2000                     ADVANCED TECHNOLOGY INDUSTRIES, INC.

                                           /S/ Hans Joaquin Skrobanek
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                                           Hans Joaquin Skrobanek,
                                           President and Chief Executive Officer